11/22/02 Supplement to the
Valgro® Fund
January 8, 2002
Prospectus

The fund has filed proposed changes to its registration statement with the Securities and Exchange Commission. These changes will take effect on or after January 21, 2003 (60 days from today). In the volatile market conditions of the past few years, simply being fully invested in stocks at all times is not an effective way to make money. So the fund is expanding its flexibility to adjust its strategy as market conditions change.

New Principal strategies:

  75-100% of assets in cash and stocks
  Buy or sell options, or sell stocks short, depending on market conditions
  Concentrate 0-100% of assets in computer-related* stocks
  Concentrate 0-100% of assets in biotech* stocks
  Invest in "growth" or "value" stocks or both, with no fixed proportion
  Invest in domestic or foreign stocks or both
  Stocks may include small-capitalization companies

*The computer-related and biotech industries are defined in the "Principal Strategies & Risks" section of the prospectus.

This differs from the old strategies in the following ways:

  0-100% of assets in computer-related stocks, instead of 25-40%
  0-100% of assets in biotech stocks, instead of 25-40%
  0-100% of assets in stock, instead of nearly 100%
  0-100% of assets in cash, instead of nearly 0%
  0-25% of assets in purchased options, instead of 0%
  Selling options or selling stocks short, backed up by 0-100% of the fund's assets
  Investing directly in foreign stocks that don't trade in US markets

Further Details of the New Policy

It is a policy of the fund to hold 75-100% of its assets in cash and stocks. Cash may include bank and brokerage deposits, money market funds, and repurchase agreements. Stocks may include exchange-traded funds, small-capitalization companies, domestic stocks, and foreign stocks. Foreign stocks may include foreign-traded shares and ADRs (American Depository Receipts). ADRs trade on US markets in dollars, but they represent ownership of foreign stock. ADRs pay dividends in dollars, the result of translating the foreign dividend into dollars, minus any foreign withholding tax.

Depending on market conditions, the fund may also buy or sell options on stocks or on stock indices, and the fund may sell stocks short. Option and short sales may be collateralized by up to 100% of the fund's assets. For example, if the fund exepcts a short-term downturn in the market or in a specific stock it owns, the fund has several choices. It can sell and later buy back its shares. But if those shares have unrealized capital gains, then keeping the shares and entering into a separate, temporary short allows the fund to avoid realizing taxable capital gains (if the short is liquidated by 30 days after the tax year and if the original shares are held 60 days after the short is liquidated). That strategy would make the fund neutral to the stock's decline, but the fund could instead short additional shares to actually profit from the stock's decline. Or the fund might choose to buy a put option, which profits from the stock's decline but wouldn't lose as much as a short if the stock rises. Alternatively, if the fund doesn't expect the stock to rise but also isn't convinced it will go down, the fund could make money from it staying in place by selling call options against the fund's existing holdings. If the stock ends up falling far, however, the fund could avoid those losses by selling a call option against cash instead of holding the stock. These are but a few of the strategies that can be employed to try to make money in all kinds of market conditions.

As a basic definition, the buyer of a call option pays a premium for the right to buy a stock at a predetermined price during a predetermined time period, and the seller of a call must be prepared to sell stock to the option's buyer if the buyer chooses to exercise that right. While a call option conveys the right to buy a stock, a put option conveys the right to sell a stock at a predetermined price. And a short seller borrows stock he doesn't own and sells it, hoping to buy it back at a lower price and return it to the lender.

Varying the proportion of cash and stock involves timing the market as a whole or the market for a particular stock. Thus, the fund risks losses or missed opportunities if it misjudges the market. Market-timing requires frequent trading, and high portfolio turnover increases transaction costs. It may also cause capital gains to be realized earlier than they otherwise would have been, resulting in higher taxable distributions to shareholders. Furthermore, options & short sales can be used in ways that increase leverage, multiplying gains or multiplying losses.

If the fund chooses to buy foreign securities directly instead of through ADRs, there may be additional risks due to the reliability of foreign securities depositories and any foreign institutions involved in the transactions.